Commitments	6 Months Ended
Jun. 30, 2024
Commitments
Commitments

10.        Commitments

 Voyage revenue

The Company enters into time charter arrangements on its vessels. These non-cancellable arrangements had remaining terms between one day to approximately eleven months as at June 30, 2024, assuming redelivery at the earliest possible date. As at December 31, 2023, the non-cancellable arrangements had remaining terms between nil days to eight months, assuming redelivery at the earliest possible date. Future net minimum revenues receivable under non-cancellable operating leases as at June 30, 2024 and December 31, 2023, were as follows (vessel off-hires and dry-docking days that could occur but are not currently known are not taken into consideration; in addition early delivery of the vessels by the charterers is not accounted for):

	June 30, 2024	December 31, 2023
Within one year	10,076	8,060
Total	10,076	8,060

These amounts include consideration for other elements of the arrangement apart from the right to use the vessel such as maintenance and crewing and its related costs.

10.        Commitments (continued)

For time charters that qualify as leases, the Company is required to disclose lease and non-lease components of lease revenue. The revenue earned under time charters is not negotiated in its two separate components, but as a whole. For purposes of determining the standalone selling price of the vessel lease and technical management service components of the Company’s time charters, the Company concluded that the residual approach would be the most appropriate method to use given that vessel lease rates are highly variable depending on shipping market conditions, the duration of such charters and the age of the vessel. The Company believes that the standalone transaction price attributable to the technical management service component, including crewing services, is more readily determinable than the price of the lease component and, accordingly, the price of the service component is estimated using data provided by its technical department, which consist of the crew expenses, maintenance and consumable costs and was approximately $3,302 and $4,441 for the three-month periods ended June 30, 2024 and 2023, respectively and $6,470   and $9,062 for the six-month periods ended June 30, 2024 and 2023, respectively. The lease component that is disclosed then is calculated as the difference between total revenue and the non-lease component revenue and was $6,122  and $3,303 for the three-month periods ended June 30, 2024 and 2023 and $10,577 and $7,171 for the six-month periods ended June 30, 2024 and 2023, respectively.

Office lease contract

As further discussed in Note 4 of the 2023 Annual Report the Company has recognised a right of use asset and a corresponding liability with respect to the rental agreement of office space for its operations within a building leased by FG Europe (an affiliate of Globus’s chairman).

The depreciation charge for right-of-use assets for the three-month period ended June 30, 2024 and 2023, was approximately $78 for both periods and for the six-month period ended June 30, 2024 and 2023, was approximately $156 for both periods. The interest expense on lease liability for the three-month period ended June 30, 2024 and 2023, was approximately $2 and $8, respectively and for the six-month period ended June 30, 2024 and 2023, was approximately $5 and $17, respectively, and recognised in the income statement component of the condensed consolidated statement of comprehensive income under depreciation and interest expense and finance costs, respectively.

At June 30, 2024 and December 31, 2023, the current lease liabilities amounted to $18 and $188, respectively, and the non-current lease liabilities amounted to nil for both periods, and are included in the accompanying condensed consolidated statements of financial position.

Commitments under shipbuilding contracts

On May 13, 2022, the Company has signed two contracts, through its subsidiaries, Daxos Maritime Limited and Paralus Shipholding S.A., for the construction and purchase of two fuel efficient bulk carrier of about 64,000 dwt each. The sister vessels will be built at Nantong COSCO KHI Ship Engineering Co. in China with the first one scheduled to be delivered during the third quarter of 2024 and the second one scheduled during the fourth quarter of 2024. The total consideration for the construction of both vessels is approximately $70.3 million (absolute amount), which the Company intends to finance with a combination of debt and equity. In May 2022 the Company paid the first instalment of $13.8 million (absolute amount), in November 2022 paid the second instalment of $6.9 million (absolute amount) for both vessels under construction and during the second quarter of 2024 paid the third and fourth instalments of $6.9 million (absolute amount) for the vessel of Daxos Maritime Limited and the third instalment of $3.5 million (absolute amount) for the vessel of Paralus Shipholding S.A.. All instalments are included under Advances for vessel purchase in the condensed consolidated statement of financial position. The delivery for the vessel of Daxos Maritime Limited was on August 20, 2024 and for the vessel of Paralus Shipholding S.A. is expected on September 20, 2024. On February 23, 2024, Globus, through its subsidiary Daxos Maritime Limited, entered into a $28 million(absolute amount) sale and leaseback agreement with SK Shipholding S.A. ("buyer-lessor") with respect to vessel to be named “GLBS MIGHT” and agreed to sell the vessel to the buyer-lessor upon its delivery from the shipyard and chartered it back on a bareboat basis for 10 years (refer to Note 8(c)).

On August 18, 2023, the Company signed two contracts through its subsidiaries, Olympia Shipholding S.A. and Thalia Shipholding S.A. for the construction and purchase of two fuel efficient bulk carrier of about 64,000 dwt each. The two vessels will be built at a reputable shipyard in Japan and are scheduled to be delivered between April 2026 and September 2026. The total consideration for the construction of both vessels is approximately $75.5 million (absolute amount), which the Company intends to finance with a combination of debt and equity. In August 2023 the Company paid the first instalment of $7.5 million (absolute amount) for both vessels under construction.

10.         Commitments (continued)

The contractual annual payments per subsidiary to be made subsequent to June 30, 2024, were as follows:

	Daxos Maritime Limited	Paralus Shipholding S.A.	Olympia Shipholding S.A.	Thalia Shipholding S.A.	Total
July 1, 2024 to June 30, 2025	17,875	21,330	3,760	3,760	46,725
July 1, 2025 to June 30, 2026	-	-	7,520	3,760	11,280
July 1, 2026 to November 30, 2026	-	-	22,770	26,530	49,300
Total	17,875	21,330	34,050	34,050	107,305